EXHIBIT 32.2

Section 1350 Certification of the Chief Financial Officer

I, Sean T. Smith, Chief Financial Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Annual Report on Form 10-K of the Company for the year ended November 2, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SEAN T. SMITH

Sean T. Smith
Chief Financial Officer
January 14, 2009